                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: TRANSAMERICA BLACKROCK GLOBAL ALLOCATION FUND   Security Description: CORPORATE BOND

Issuer: SINO-FOREST CORPORATION                       Offering Type: 144A
                                                      (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                     ANSWER                    APPLICABLE RESTRICTION                (YES/NO)
------------------------------------------------------------------------------------------------------------------------------------
 1. Offering Date                                        07/17/08        None                                               N/A

 2. Trade Date                                           07/17/08        Must be the same as #1                             YES

 3. Unit Price of Offering                                USD 100        None                                               N/A

 4. Price Paid per Unit                                   USD 100        Must not exceed #3                                 YES

 5. Years of Issuer's Operations                            >3           Must be at least three years *                     YES

 6. Underwriting Type                                      FIRM          Must be firm                                       YES

 7. Underwriting Spread                                    0.25%         Sub-Adviser determination to be made               YES

 8. Total Price paid by the Fund                       USD 1,000,000     None                                               N/A

 9. Total Size of Offering                            USD 300,000,000    None                                               N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the
    same Sub-Adviser for other investment
    companies                                          USD 60,000,000    #10 divided by #9 must not exceed 25% **           YES

11. Underwriter(s) from whom the Fund purchased        CREDIT SUISSE
    (attach a list of ALL syndicate members)         SECURITIES (USA)
                                                            LLC          Must not include Sub-Adviser affiliates ***        YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                            YES          Must be "Yes" or "N/A"                             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ----------------------------------------
                                        Spencer J. Fleming
                                        Director, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: TRANSAMERICA BLACKROCK GLOBAL ALLOCATION FUND          Security Description: COMMON STOCK

Issuer: CHINA SOUTH LOCOMOTIVE & ROLLING STOCK CORPORATION   Offering Type: ELIGIBLE FOREIGN
                                                             (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                     ANSWER                    APPLICABLE RESTRICTION                (YES/NO)
------------------------------------------------------------------------------------------------------------------------------------
 1. Offering Date                                        08/15/08        None                                               N/A

 2. Trade Date                                           08/15/08        Must be the same as #1                             YES

 3. Unit Price of Offering                               HKD 2.60        None                                               N/A

 4. Price Paid per Unit                                  HKD 2.60        Must not exceed #3                                 YES

 5. Years of Issuer's Operations                            >3           Must be at least three years *                     YES

 6. Underwriting Type                                       FIRM         Must be firm                                       YES

 7. Underwriting Spread                                    1.0%          Sub-Adviser determination to be made               YES

 8. Total Price paid by the Fund                        HKD 348,400      None                                               N/A

 9. Total Size of Offering                          HKD 4,160,000,000    None                                               N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the
    same Sub-Adviser for other investment
    companies                                         HDK 117,000,000    #10 divided by #9 must not exceed 25% **           YES

11. Underwriter(s) from whom the Fund purchased
    (attach a list of ALL syndicate members)        MACQUARIE EQUITIES   Must not include Sub-Adviser affiliates ***        YES

12. If the affiliate was lead or co-lead
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****                                              YES           Must be "Yes" or "N/A"                             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ----------------------------------------
                                        Spencer J. Fleming
                                        Director, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: TRANSAMERICA JP MORGAN MID CAP VALUE       Security Description: COMMON STOCK

Issuer: XL CAPITAL LIMITED (CUSIP # 165167107)   Offering Type: US REGISTERED
                                                 (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                     ANSWER                    APPLICABLE RESTRICTION                (YES/NO)
------------------------------------------------------------------------------------------------------------------------------------
 1. Offering Date                                        07-29-08        None                                               N/A

 2. Trade Date                                           07-29-08        Must be the same as #1                             N/A

 3. Unit Price of Offering                                $16.00         None                                               N/A

 4. Price Paid per Unit                                   $16.00         Must not exceed #3                                 N/A

 5. Years of Issuer's Operations                        MORE THAN 3      Must be at least three years *                     N/A

 6. Underwriting Type                                      FIRM          Must be firm                                       N/A

 7. Underwriting Spread                                    $0.48         Sub-Adviser determination to be made               N/A

 8. Total Price paid by the Fund                          $748,000       None                                               N/A

 9. Total Size of Offering                            $2,000,000,000     None                                               N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the
    same Sub-Adviser for other investment
    companies                                           $5,600,000       #10 divided by #9 must not exceed 25% **           N/A

11. Underwriter(s) from whom the Fund purchased       GOLDMAN SACHS
    (attach a list of ALL syndicate members)           AND COMPANY       Must not include Sub-Adviser affiliates ***        N/A

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                           YES           Must be "Yes" or "N/A"                             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: TRANSAMERICA UBS DYNAMIC ALPHA   Security Description: CENTRAL EURO DISTRIBUTION

Issuer: CENTRAL EURO DISTRIBUTION      Offering Type: US REGISTERED
                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                     ANSWER                    APPLICABLE RESTRICTION                (YES/NO)
------------------------------------------------------------------------------------------------------------------------------------
 1. Offering Date                                       06/26/2008       None                                               N/A

 2. Trade Date                                          06/26/2008       Must be the same as #1                             YES

 3. Unit Price of Offering                                $68.00         None                                               N/A

 4. Price Paid per Unit                                   $68.00         Must not exceed #3                                 YES

 5. Years of Issuer's Operations                         11 YEARS        Must be at least three years *                     YES

 6. Underwriting Type                                      FIRM          Must be firm                                       YES

 7. Underwriting Spread                                   $1.224         Sub-Adviser determination to be made               YES

 8. Total Price paid by the Fund                        $197,200.00      None                                               N/A

 9. Total Size of Offering                             $212,500,000      None                                               N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the
    same Sub-Adviser for other investment
    companies                                           $7,956,000       #10 divided by #9 must not exceed 25% **          3.74%

11. Underwriter(s) from whom the Fund purchased          JP MORGAN
    (attach a list of ALL syndicate members)           CHASE FLEMING     Must not include Sub-Adviser affiliates ***        YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                            N/A          Must be "Yes" or "N/A"                             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ----------------------------------------
                                        Sub-Adviser

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: TRANSAMERICA BLACKROCK GLOBAL ALLOCATION FUND   Security Description: COMMON STOCK

Issuer: AMERICAN INTERNATIONAL GROUP, INC.            Offering Type: US REGISTERED
                                                      (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                     ANSWER                    APPLICABLE RESTRICTION                (YES/NO)
------------------------------------------------------------------------------------------------------------------------------------
 1. Offering Date                                        05/12/2008      None                                               N/A

 2. Trade Date                                           05/12/2008      Must be the same as #1                             YES

 3. Unit Price of Offering                               USD 38.00       None                                               N/A

 4. Price Paid per Unit                                  USD 38.00       Must not exceed #3                                 YES

 5. Years of Issuer's Operations                            >3           Must be at least three years *                     YES

 6. Underwriting Type                                       FIRM         Must be firm                                       YES

 7. Underwriting Spread                                     1.75%        Sub-Adviser determination to be made               YES

 8. Total Price paid by the Fund                        USD 129,200      None                                               N/A

 9. Total Size of Offering                           USD 6,499,999,978   None                                               N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the
    same Sub-Adviser for other investment
    companies                                          USD 85,880,000    #10 divided by #9 must not exceed 25% **           YES

11. Underwriter(s) from whom the Fund purchased         JP MORGAN
    (attach a list of ALL syndicate members)          SECURITIES INC.    Must not include Sub-Adviser affiliates ***        YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                            YES          Must be "Yes" or "N/A"                             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ----------------------------------------
                                        Spencer J. Fleming
                                        Director, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: TRANSAMERICA VAN KAMPEN EMERGING MARKETS DEBT   Security Description: QUASI-SOVEREIGN DEBT

Issuer: NATIONAL DEVELOPMENT CO 6.369% DUE 2018       Offering Type: 144A
                                                      (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                     ANSWER                    APPLICABLE RESTRICTION                (YES/NO)
------------------------------------------------------------------------------------------------------------------------------------
 1. Offering Date                                        05/28/2008      None                                               N/A

 2. Trade Date                                           05/28/2008      Must be the same as #1                             YES

 3. Unit Price of Offering                                $100.00        None                                               N/A

 4. Price Paid per Unit                                   $100.00        Must not exceed #3                                 YES

 5. Years of Issuer's Operations                             3+          Must be at least three years *                     YES

 6. Underwriting Type                                       FIRM         Must be firm                                       YES

 7. Underwriting Spread                                     25BP         Sub-Adviser determination to be made               YES

 8. Total Price paid by the Fund                         $4,300,000      None                                               N/A

 9. Total Size of Offering                             $1,000,000,000    None                                               N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the
    same Sub-Adviser for other investment
    companies                                            $9,500,000      #10 divided by #9 must not exceed 25% **           YES

11. Underwriter(s) from whom the Fund purchased
    (attach a list of ALL syndicate members)             CITIGROUP       Must not include Sub-Adviser affiliates ***        YES

12. If the affiliate was lead or co-lead
    manager, was the instruction listed below
    given to the broker(s) named in #11? ****               YES          Must be "Yes" or "N/A"                             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ----------------------------------------
                                        Eric Baurmeister

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: TRANSAMERICA JP MORGAN MID CAP VALUE   Security Description: COMMON STOCK

Issuer: INTREPID POTASH                      Offering Type: US REGISTERED
                                             (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                     ANSWER                    APPLICABLE RESTRICTION                (YES/NO)
------------------------------------------------------------------------------------------------------------------------------------
 1. Offering Date                                        04/21/2008      None                                               N/A

 2. Trade Date                                           04/21/2008      Must be the same as #1                             YES

 3. Unit Price of Offering                                 $32.00        None                                               N/A

 4. Price Paid per Unit                                    $32.00        Must not exceed #3                                 YES

 5. Years of Issuer's Operations                             3+          Must be at least three years *                     YES

 6. Underwriting Type                                       FIRM         Must be firm                                       YES

 7. Underwriting Spread                                     $1.92        Sub-Adviser determination to be made               YES

 8. Total Price paid by the Fund                          $495,698       None                                               N/A

 9. Total Size of Offering                              $960,000,000     None                                               N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the
    same Sub-Adviser for other investment
    companies                                            $8,600,896      #10 divided by #9 must not exceed 25% **           YES

11. Underwriter(s) from whom the Fund purchased
    (attach a list of ALL syndicate members)           GOLDMAN SACHS     Must not include Sub-Adviser affiliates ***        YES

12. If the affiliate was lead or co-lead
    manager, was the instruction listed below
    given to the broker(s) named in #11? ****               YES          Must be "Yes" or "N/A"                             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ---------------------------------------
                                        Dennis Lynch

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: TRANSAMERICA UBS DYNAMIC ALPHA    Security Description: ENERGYSOLUTIONS INC.

Issuer: ENERGYSOLUTIONS INC.            Offering Type: US REGISTERED
                                        (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                     ANSWER                    APPLICABLE RESTRICTION                (YES/NO)
------------------------------------------------------------------------------------------------------------------------------------
 1. Offering Date                                        07/24/2008      None                                               N/A

 2. Trade Date                                           07/24/2008      Must be the same as #1                             YES

 3. Unit Price of Offering                                 $19.00        None                                               N/A

 4. Price Paid per Unit                                    $19.00        Must not exceed #3                                 YES

 5. Years of Issuer's Operations                          20 YEARS       Must be at least three years *                     YES

 6. Underwriting Type                                       FIRM         Must be firm                                       YES

 7. Underwriting Spread                                    $0.456        Sub-Adviser determination to be made               YES

 8. Total Price paid by the Fund                         $138,700.00     None                                               N/A

 9. Total Size of Offering                              $665,000,000     None                                               N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the
    same Sub-Adviser for other investment
    companies                                            $13,775,000     #10 divided by #9 must not exceed 25% **          2.07%

11. Underwriter(s) from whom the Fund purchased
    (attach a list of ALL syndicate members)          CS FIRST BOSTON    Must not include Sub-Adviser affiliates ***        YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the
    broker(s) named in #11? ****                            N/A          Must be "Yes" or "N/A"                             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        ----------------------------------------
                                        Sub-Adviser

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.